UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): April 7, 2015

FLIKMEDIA, INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-54839	27-1139744
(Commission File Number)	(IRS Employer Identification No.)

905 Pacific Avenue
Venice, CA	90291
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 877-522-2636

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On April 3, 2015, Mr. Olivier Chaine provided notice that he was resigning from his positions as the Chief Operating Officer, Chief Marketing Officer and as a director of FlikMedia, Inc. (the “Company”), effective as of April 30, 2015. There were no disagreements between Mr. Chaine and the Company on any matter relating to the Company’s operations, policies or practices, that resulted in his resignation.

Company management, together with the Board of Directors, is currently considering potential candidates to replace Mr. Chaine. At such time as a decision has been as to who will succeed Mr. Chaine, the Company will file a Current Report on 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FlikMedia, Inc.

By:	/s/ Nick Bicanic
Name:	Nick Bicanic
Title:	Chief Executive Officer

Dated: April 10, 2015